                                                                    Exhibit 32.2
                                  CERTIFICATION

I, John A. Feenan, certify that this quarterly report on Form 10-Q of H.B. Fuller Company

     (a) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)), and

     (b) that information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of H.B. Fuller Company.

Date: April 6, 2004


/s/ John A. Feenan
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John A. Feenan
Senior Vice President and Chief
Financial Officer